Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2004
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                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      000-30997                 84-1508866
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                 07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (973) 227-7168
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

Exhibit No.             Description
-----------             -----------

99.1                    Press Release of Astralis Ltd., dated May 14, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 14, 2004, Astralis Ltd. issued a press release announcing its results for the quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASTRALIS LTD.


Date: May 17, 2004                              By: /s/ Gina Tedesco
                                                    ----------------
                                                    Gina Tedesco
                                                    Chief Financial Officer